SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

  Filed by the Registrant |X|
  Filed by a Party other than the Registrant   |_|

  Check the appropriate box:
  |_| Preliminary Proxy Statement              |_| Confidential, for Use of the,
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
  |X|  Definitive Proxy Statement
  |_| Definitive Additional Materials
  |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Target Logistics, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

          |X|  No fee required.

          |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

               (1) Title of each class of securities to which transaction applies:

               (2)  Aggregate number of securities to which transaction applies:

               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               (4)  Proposed maximum aggregate value of transaction:

               (5)  Total fee paid:

          |_|  Fee paid previously with preliminary materials.

          |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1)  Amount Previously Paid:

               (2)  Form, Schedule or Registration Statement No.:

               (3)  Filing Party:

               (4)  Date Filed:

                             TARGET LOGISTICS, INC.
                              112 EAST 25TH STREET
                            BALTIMORE, MARYLAND 21218



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   TO BE HELD
                                DECEMBER 5, 2002


To the Shareholders of Target Logistics, Inc.:

     The Annual Meeting of Shareholders of Target Logistics, Inc. (the "Company") will be held at the offices of Neuberger, Quinn, Gielen, Rubin & Gibber, P.A., One South Street, 27th Floor, Baltimore, Maryland, on Thursday, December 5, 2002 at 11:00 a.m., local time, for the following purposes:

1. To elect five directors to serve for the ensuing year and until the election of their successors;

2. To consider and act upon a proposal to amend the Company's 1996 Stock Option Plan to increase the number of shares available for grant of options thereunder; and

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed October 7, 2002 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.


                                            By Order of the Board of Directors


                                            Philip J. Dubato
                                            Secretary

Baltimore, Maryland
October 25, 2002



                       IMPORTANT - YOUR PROXY IS ENCLOSED

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND MAIL THE ACCOMPANYING FORM OF PROXY TO THE COMPANY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

                             TARGET LOGISTICS, INC.
                              112 EAST 25TH STREET
                            BALTIMORE, MARYLAND 21218
                                 (410) 338-0127


                                PROXY STATEMENT


     The accompanying proxy is solicited by the Board of Directors of Target Logistics, Inc. (the "Company") in connection with the Annual Meeting of Shareholders to be held on Thursday, December 5, 2002, or at any adjournments thereof, for the purposes set forth in the accompanying notice of the meeting. The Board of Directors has fixed the close of business on October 7, 2002 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the meeting. On that date, there were outstanding 12,179,002 shares of the Company's Common Stock par value $.01 per share (the "Shares"), exclusive of Shares held in the Company's treasury.

     Each record holder of Shares on the Record Date is entitled to one vote for each Share held on all matters to come before the meeting, including the election of directors. Shares may be voted in person or by proxy. The accompanying proxy may be revoked by the person giving it at any time prior to its being voted by filing a written notice of such revocation with the Secretary of the Company or by attending the meeting and voting in person.

                              BENEFICIAL OWNERSHIP

         The following table reflects the names and addresses of the only persons known to the Company to be the beneficial owners of 5% or more of the Shares outstanding as of the Record Date. For purposes of calculating beneficial ownership, Rule 13d-3 of the Securities Exchange Act of 1934 requires inclusion of Shares that may be acquired within sixty days of the Record Date. Unless otherwise indicated in the footnotes to this table, beneficial ownership of shares represents sole voting and investment power with respect to those Shares.


Name and Address                   Shares Beneficially             Percent
of Beneficial Owner                      Owned                     of Class
-------------------                      -----                     --------

Wrexham Aviation Corp.(1)(2)           17,706,315                    73.8%
112 East 25th Street
Baltimore, Maryland 21218

TIA, Inc.(1)(2)                        17,706,315                    73.8%
112 East 25th Street
Baltimore, Maryland 21218

Richard A. Swirnow(1)(2)               17,706,315                    73.8%
112 East 25th Street
Baltimore, Maryland 21218

Christopher A. Coppersmith              1,770,130                    14.5%
201 West Carob Street
Compton, California 90220

----------------------------

(1) Represents all of the Shares owned or controlled by TIA, Inc. ("TIA") and includes (i) 420,000 Shares owned by Caribbean Freight System, Inc.
     ("CFS"), and (ii) 11,821,730 Shares issuable upon conversion by TIA of outstanding shares of Class A Preferred Stock (based on the average of the closing bid and asked price per Share on the Record Date). 51% of the issued and outstanding stock of CFS, and voting control of all of the issued and outstanding shares of CFS, is held by TIA. Ninety percent of the issued and outstanding stock of TIA is owned and controlled by Wrexham. Swirnow Airways Corp. ("Swirnow Airways") owns the majority interest in Wrexham Aviation Corp. ("Wrexham"). Richard A. Swirnow is, indirectly, the controlling stockholder of Swirnow Airways.

(2) Stuart Hettleman, a Director and President of the Company, is an executive officer and non-controlling stockholder of Swirnow Airways and an executive officer of Wrexham, TIA and CFS. While Mr. Hettleman disclaims beneficial ownership of all Shares owned by TIA and CFS and does not share voting and/or investment power over the Shares owned by TIA and CFS, Mr. Hettleman has an indirect interest in 953,303 of the Shares owned by TIA and CFS and 1,915,120 of the Shares issuable upon conversion by TIA of outstanding shares of Class A Preferred Stock (based on the average of the closing bid and asked price per Share on the Record Date). See footnote (1) above.

                              ELECTION OF DIRECTORS

     At the 2002 Annual Meeting, five directors will be elected to hold office for the ensuing year and until their successors are elected and qualify. Under Delaware law and the Company's By-laws, (i) a quorum for the Annual Meeting consists of a majority of the issued and outstanding Shares present in person or by proxy and entitled to vote, and (ii) directors are elected by a plurality of the votes of the Shares present in person or by proxy and entitled to vote. Consequently, withholding of votes, abstentions and broker non-votes with respect to Shares otherwise present at the Annual Meeting in person or by proxy will have no effect on the outcome of this vote.

     Unless otherwise specified in the proxy, it is the present intention of the persons named in the accompanying form of proxy to vote such proxy for the election as directors of the five nominees listed below. Pursuant to the Company's By-laws, the five nominees were nominated by the Board of Directors. If, due to unforeseen contingencies, any of the nominees designated below shall not be available for election, the persons named in the accompanying form of proxy reserve the right to vote such proxy for such other person or persons as may be nominated for director by the management of the Company so as to provide a full Board. Management has no reason to believe that any nominee will be unable to serve if elected.

                                                Principal Occupation                             Director
Name                       Age               During the Last Five Years                            Since
----                       ---          ------------------------------------                     ---------

Michael Barsa              57           Private Investor; Chairman of Opt Soft, Inc.                1996
                                        (a software development company),
                                        January 1997 through 2000

Christopher Coppersmith    52           President of Target Logistic Services, Inc. since           1997
                                        November 1996; Executive Vice President and Chief
                                        Operating Officer of Target Airfreight, Inc. prior
                                        thereto

Brian K. Coventry          37           Private Investor; Vice President, Private Capital,          1996
                                        Jolson Merchant Partners, November 2000 through
                                        August 2001; Vice President, Corporate Finance,
                                        Commonwealth Associates, April 1999 through
                                        November 2000; Vice President, Corporate Finance,
                                        GKN Securities Corp., January 1996 through April 1999

Philip J. Dubato           46           Vice President and Chief Financial Officer, Secretary       1998
                                        and Treasurer of the Company since February 1997

Stuart Hettleman           52           President and Chief Executive Officer of the Company        1996
                                        since February 1996


     During the fiscal year ended June 30, 2002, the Board of Directors held one regular and special meeting, and each incumbent director attended such meeting.

Committees of the Board of Directors

     In the fiscal year ended June 30, 2002, the Company had an Audit Committee of the Board of Directors, but did not have any standing nominating or compensation committees of the Board of Directors, or committees performing similar functions.

     The Audit Committee consists of Messrs. Barsa, Coventry and Hettleman, and recommends to the Board the selection of the independent public accountants, reviews with such accountants and management financial statements, other results of the audit, and internal accounting procedures and controls. The Audit Committee also reviews and considers proposed related party transactions, if any. The Audit Committee held one meeting during the fiscal year ended June 30, 2002.

Compliance With Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers and each person who owns more than 10% of the Company's Shares, file with the Securities and Exchange Commission an initial report of beneficial ownership and subsequent reports of changes in beneficial ownership of the Shares. To the Company's knowledge, all reports required to be so filed by such persons have been filed on a timely basis. The Company believes that all of its directors and executive officers, and all person owning beneficially more than 10% of the Shares, complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended June 30, 2002.

Director Compensation

     During the Company's fiscal year ended June 30, 2002, those directors who were employed by the Company received no additional compensation for serving as a director. Directors are eligible to participate in the Company's 1996 Stock Option Plan. During the Company's fiscal year ended June 30, 2002, there were no options granted to each of Messrs. Barsa and Coventry, the Company's non-employee directors, and each of Messrs. Barsa and Coventry was paid an outside director's fee of $10,000.

Compensation Committee Interlocks and Insider Participation

     During the fiscal year ended June 30, 2002, the Company did not have a compensation committee, and all deliberations concerning executive officer compensation and all determinations with respect thereto were made by the Company's Board of Directors.

               INFORMATION REGARDING SHARE OWNERSHIP OF MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of the Shares as of the Record Date by (i) each executive officer of the Company named in the Summary Compensation Table included elsewhere in this Proxy Statement, (iii) each current director and each nominee for election as a director and (iv) all directors and executive officers of the Company as a group. For purposes of calculating beneficial ownership, Rule 13d-3 of the Securities Exchange Act of 1934 requires inclusion of Shares that may be acquired within sixty days of the Record Date. Unless otherwise indicated in the footnotes to this table, beneficial ownership of shares represents sole voting and investment power with respect to those Shares.

    Name of Beneficial Owner                  Shares Beneficially Owned    Percent of  Class
    ------------------------                  -------------------------    -----------------
    Michael Barsa(1)                                   301,010                    2.5%
    Christopher A. Coppersmith                       1,770,130                   14.5%
    Brian K. Coventry(2)                                37,500                    0.3%
    Philip J. Dubato                                         0                      0%
    Stuart Hettleman(3)                                100,000                    0.8%
    All directors and executive officers
      as a group (5 persons)(1)(2)(3)                2,208,640                   18.1%
    --------------------

     (1)  Includes options to purchase 20,000 Shares.
     (2)  Includes options to purchase 37,500.
     (3) Includes options to purchase 75,000 Shares, and 25,000 Shares issuable upon conversion of outstanding shares of the Company's Class C Preferred Stock. Does not include Shares owned by TIA and CFS. See "Beneficial Ownership" and footnotes (1) and (2) thereunder.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table reflects, with respect to the Chief Executive Officer and each executive officer of the Company whose annual compensation exceeded $100,000 in the fiscal year ended June 30, 2002, the aggregate amounts paid to or accrued for such officers as compensation for their services in all capacities during the fiscal years ended June 30, 2002, 2001 and 2000:


                                               Annual Compensation
                             -----------------------------------------------------
    Name and                                                        Other Annual
Principal Position           Year      Salary           Bonus      Compensation(1)     Options
------------------           ----      ------           -----      ---------------     -------

Stuart Hettleman             2002     $250,027        $139,346          ---               ---
 President and Chief         2001     $210,031        $ 79,993          ---               ---
 Executive Officer           2000     $166,833        $ 86,395          ---               ---

Philip J. Dubato             2002     $169,399        $ 15,000          ---               ---
 Vice President, Chief       2001     $169,399        $ 10,000          ---               ---
 Financial Officer           2000     $153,999           ---            ---               ---

Christopher A. Coppersmith   2002     $192,500        $ 15,000       $18,000(2)           ---
 President of Target         2001     $192,500        $ 25,000       $18,000(2)           ---
 Logistic Services, Inc.     2000     $175,000           ---         $18,000(2)           ---
 subsidiary

-------------------

(1) While the named executive officers enjoyed certain perquisites for fiscal years ended June 30, 2002, 2001 and 2000, these did not exceed the lesser of $50,000 or 10% of each officers' salary and bonus, except as indicated.
(2)      Represents annual automobile allowance.

Aggregated Option Exercises in Last Fiscal Year and
Fiscal Year End Option Values

     The following table sets forth, for each of the executive officers named in the Summary Compensation Table, information with respect to the exercise of stock options during the Company's fiscal year ended June 30, 2002 and holdings of unexercised options at the end of the fiscal year:

                                                   Number of Unexercised               Value of Unexercised
                                                        Options/SARs                 in-the-Money Options/SARs
                                                     at Fiscal Year End               at Fiscal Year End($)(1)
                    Name                        Exercisable    Unexercisable       Exercisable      Unexercisable
                    ----                        ----------------------------       ------------------------------

Stuart Hettleman..........................         75,000            0                   0                0
Philip J. Dubato..........................            0              0                   0                0
Christopher A. Coppersmith................            0              0                   0                0


----------------------------------

(1) Based on the excess of (i) the aggregate market value (closing price on the over-the-counter market) of the underlying shares on June 30, 2002 over
     (ii) the aggregate exercise price of the options.

Executive Employment Agreements

     Stuart Hettleman entered into an employment agreement with the Company effective July 3, 1996, as amended, which currently provides that Mr. Hettleman is employed for a term ending June 30, 2003. The employment agreement provided for a base annual salary of $166,833 through June 30, 2000, $210,031 commencing July 1, 2000, $250,027 commencing July 1, 2001, and $180,000 commencing July 1, 2002. Prior to July 1, 2002, the base salary increased by an amount equal to .5% of such base salary for each $100,000 of the Company's earnings (excluding extraordinary or one-time income or loss, but increased by the earnings of the Company's Caribbean Air Services ("CAS") subsidiary for the last fiscal year prior to the sale of the CAS subsidiary) before interest, taxes, depreciation and amortization ("EBITDA") for such fiscal year. Additionally, prior to July 1, 2002, Mr. Hettleman was entitled to incentive compensation for each fiscal year of the Company in an amount equal to 1% of the base salary in effect at the end of such fiscal year for each $100,000 of the Company's EBITDA for such fiscal year. Commencing July 1, 2002, Mr. Hettleman is entitled to incentive compensation for each fiscal year of the Company equal to between 3% and 5% of the Company's earnings before taxes, gains resulting from sales of assets (other than in the ordinary course of business), and the effects of charges resulting from any change in accounting principles. Mr. Hettleman has also been granted an option to purchase 75,000 shares of Common stock pursuant to the Company's 1996 Stock Option Plan. If the employment agreement is terminated by the Company other than for cause or if Mr. Hettleman elects to terminate employment following either (i) a material breach of the agreement by the Company, or (ii) an event generally constituting a change in control of the Company, Mr. Hettleman will be entitled to receive one of the following, (at his election):
(a) all compensation and benefits under the agreement for the balance of the term, (b) 299% of the sum of the base salary and incentive compensation paid to him in respect of the fiscal year ended prior to termination, or (c) the present value of his base salary and incentive compensation payable for the balance of the term of the agreement (assuming certain increases in base salary and levels of incentive compensation over the balance of the term of the agreement). In addition, all unexercisable stock options will thereupon become immediately exercisable. The employment agreement generally prohibits Mr. Hettleman from soliciting directly or indirectly, any existing customer or employee of the Company for a period of two years following termination of employment.

     Christopher Coppersmith entered into an employment agreement with the Company effective May 8, 1997 and amended April 27, 1999. The employment agreement provides that Mr. Coppersmith is employed for an initial period ending June 30, 2001 (subject to renewal for successive one-year periods) at annual base salary of $140,000 for the fiscal year ended June 30, 1999, and for an annual base salary of $175,000 for the fiscal year ended June 30, 2000. The base salary increased to $192,500 for the fiscal year ended June 30, 2001 and for the renewal period ending June 30, 2002. The employment agreement generally prohibits Mr. Coppersmith from soliciting directly or indirectly, any existing customer or employee of the Company for a period of two years following termination of employment.

                 REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

     For the fiscal year ended June 30, 2002, the compensation of the Company's chief executive officer was determined by the Board of Directors.

     Compensation Philosophy. The philosophy of the Board with respect to executive compensation is to ensure that the interests of management and employees are identical to the interests of the Company's owners - the shareholders. To that end, the Board has implemented and will continue to implement a compensation strategy that includes base salary and cash bonus, as well as incentive stock options which will reward management for adding shareholder value. Base salary has been established at levels which are necessary to attract and retain a high caliber of management, and cash bonuses are designed to provide short-term rewards for current accomplishments. Incentive stock options provide management with a long-term investment in the Company, the value of which is dependent upon their success in maximizing shareholder values.

     This approach to employee remuneration carries through to salary and incentive compensation for the Company's non-management personnel, as well. The Company's 1996 Stock Option Plan is designed to reward the Company's valuable employees for their individual contributions to the profitability of the Company and provide them with a long-term interest in the Company's success.

     The compensation amounts of Mr. Hettleman, as the President of the Company, and Mr. Dubato, as the Chief Financial Officer of the Company, during the fiscal year ended June 30, 2002, were based on the overall performance of the Company and its management (adjusted, in the case of Mr. Hettleman, for the ongoing benefits realized by the Company from Mr. Hettleman's successful management of its CAS subsidiary, sold by the Company in July 1998). The compensation amounts of Mr. Coppersmith, as the President of the Company's operating subsidiary, was based on the performance of the Company's operating subsidiary. As the senior management, these individuals were responsible for the overall condition of the Company, and their performance has been measured on objective criteria based on reaching certain financial benchmarks.

     It is the intention of the Board to review the Company's executive compensation structure to insure that the Company has the continued ability to attract and retain the high caliber executive talent. To that end, the Board will take into account salaries of senior management of companies of similar size within the freight forwarding industry.

     Base Salary. Base salary for senior management for fiscal year 2002 was based upon salaries paid to such personnel in the preceding year, as explained above.

     Salary Increases and Incentive Bonuses. Salary increases and incentive bonuses for senior management during the terms of their respective employment agreements were dependent on the Company's financial performance.

     Stock Option Plan. To promote the best long-term benefits to the Company and its shareholders, the Company has a 1996 Stock Option Plan ("Plan") under which directors, officers and employees may be granted awards of stock options. The purpose of the Plan is to provide equity-based incentive compensation based on the long-term appreciation in value of the Company's Shares and to promote the interests of the Company and its shareholders by encouraging greater management ownership of the Company's Shares. Most of the options granted or to be granted under the Plan vest over a period of several years, thereby providing a long-term incentive and encouraging a long-term relationship between the employee and the Company. Awards under the Plan have been and will be made to employees who have demonstrated significant management potential or who have the capacity for contributing in a substantial measure to the successful performance of the Company. Currently, a maximum of 1,000,000 Shares may be issued under the Plan, and options to purchase 570,000 Shares are outstanding. The Company has proposed to increase the number of Shares available for issuance under the Plan to 1,500,000.

                                                     BOARD OF DIRECTORS
                                                     Michael Barsa
                                                     Christopher A. Coppersmith
                                                     Brian K. Coventry
                                                     Philip J. Dubato
                                                     Stuart Hettleman

                                PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's Shares for the period June 30, 1997 through June 30, 2002 with the cumulative total return for the same period for the NASDAQ Composite (U.S.) Index and a peer group index comprised of: EGL, Inc., Fritz Companies, Inc. (through May 24, 2001), Air Express International Corporation (through February 14, 2000), and Pittston BAX Group, Inc. (through January 13, 2000). A new peer group index has been formulated comprised of: EGL, Inc., Stonepath Group, Inc., UTi Worldwide Inc., CH Robinson Worldwide, Inc., Expeditors International of Washington, Inc., Pacer International, Inc., and CNF, Inc. Dividend reinvestment has been assumed and, with respect to the companies in the peer group, the returns of each company have been weighted to reflect its stock market capitalization relative to that of the other companies in the group. Other than the following graph, all information in this Proxy Statement, including executive compensation, is with respect to the Company's fiscal year ended June 30, 2001. Accordingly, the information presented in the following graph does not relate to the other information presented in this Proxy Statement.

                                [OBJECT OMITTED]

--------------------------------------------------------------------------------------------------------------
Total Return Analysis
                             6/30/1997     6/30/1998     6/30/1999     6/30/2000     6/30/2001    6/30/2002
--------------------------------------------------------------------------------------------------------------
Target Logistics, Inc.       $  100.00     $   76.80     $   42.86     $   23.43      $  12.00     $  17.14
--------------------------------------------------------------------------------------------------------------
Peer Group                   $  100.00     $  131.86     $  152.36     $  175.08      $ 193.61     $ 225.29
--------------------------------------------------------------------------------------------------------------
Former Peer Group            $  100.00     $  101.80     $   97.82     $  111.66      $  82.95     $  80.58
--------------------------------------------------------------------------------------------------------------
Nasdaq Composite             $  100.00     $  131.62     $  189.31     $  279.93      $ 151.75     $ 102.81
--------------------------------------------------------------------------------------------------------------
Source:  Zacks Investment Research.

                  PROPOSAL TO AMEND THE 1996 STOCK OPTION PLAN

The Plan

     The Company's 1996 Stock Option Plan (the "Plan"), was adopted by the Company's Board of Directors and was approved by its shareholders in 1996 and was amended by the Board of Directors and shareholders in 1997. A total of 1,000,000 Shares have been reserved for issuance under the Plan. Options may be granted under the Plan to employees, officers and directors of the Company and its subsidiaries.

     The Plan is administered by the Stock Option Committee of the Company's Board of Directors (the "Options Committee"), consisting of Stuart Hettleman and Philip J. Dubato. The Options Committee has the authority, within limitations as set forth in the Plan, to interpret the terms of the Plan and establish rules and regulations concerning the Plan, to determine the persons to whom options may be granted, the number of Shares to be covered by each option, and the exercise price and other terms and provisions of the option to be granted. In addition, the Options Committee has the authority, subject to the terms of the Plan, to determine the appropriate adjustments in the terms of each outstanding option in the event of a change in the Shares or the Company's capital structure.

     Options to purchase a maximum of 75,000 Shares may be, and have been, granted to Mr. Hettleman pursuant to automatic granting provisions of the Plan. See "Executive Compensation". No other options may be granted to Mr. Hettleman under the Plan. While other directors and officers of the Company are eligible to participate in the Plan, no options have yet been granted to any other officer or director under the Plan, and any grants in the future will be in the discretion of the Options Committee. Options to purchase 20,000 Shares have been granted to each of the Company's outside directors (see "Information Regarding Share Ownership of Management"), and a total of 455,000 Shares have been granted to other employees of the Company and its subsidiaries.

     Options granted under the Plan may be either incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code, or non-qualified stock options ("NQSOs"), as the Options Committee may determine. The exercise price of an option will be fixed by the Options Committee on the date of grant, except that (i) the exercise price of an ISO granted to any individual who owns (directly or by attribution) Shares possessing more than 10% of the total combined voting power of all classes of outstanding stock of the Company (a "10% Owner") must be at least equal to 110% of the fair market value of the Shares on the date of grant, and (ii) the exercise price of an ISO granted to any individual other than a 10% Owner must be at least equal to the fair market value of the Shares on the date of the grant. Any options granted must expire within ten years from the date of grant (five years in the case of an ISO granted to a 10% Owner). Shares subject to options granted under the Plan which expire, terminate, or are canceled without having been exercised in full become available again for option grants. No options shall be granted under the Plan more than ten years after the adoption of the Plan.

     On September 24, 2002, the last sale price per Share, as reported by the Over-The-Counter (OTC) market, was $0.13.

The Amendment

     As of June 30, 2002, options to purchase 570,000 Shares were outstanding under the Plan, leaving only an additional 430,000 Shares available for options to be granted thereafter under the Plan (in addition to any options forfeited pursuant to the terms of the Plan which are then available for re-issuance under the Plan). The Board of Directors believes that it is in the best long-term interest of the Company and its shareholders to have available under the Plan a sufficient number of options to allow broad participation by all of the Company's directors and employees, thereby providing equity-based incentive compensation to those personnel whose efforts increase the value of the Shares for the Company's shareholders. Since most of the options granted under the Plan vest over a period of several years, the Plan also encourages a long-term relationship between the Company and its employees.

     Subject to shareholder approval, the Board of Directors has approved an increase of 500,000 Shares to be available for grants of options under the Plan, thereby raising the total number of shares available for options under the Plan to 1,500,000.

Federal Income Tax Aspects

     ISOs. A participant in the Plan realizes no income upon the grant of an ISO. A Plan participant who holds his/her Shares for two years after the grant of the option and for one year after he/she receives the Shares upon exercise of the option, generally will not incur any federal income tax liability upon receipt of the Shares pursuant to the exercise. However, the spread between the exercise price and the fair market value of the Shares at the time of exercise will be includable in alternative minimum taxable income for the year of exercise. After satisfying such holding periods, upon a disposition of the Shares at a price greater than the option exercise price, the optionee will realize taxable capital gain. Whether such capital gain or capital loss is long-term or short-term will depend upon the period of time the optionee holds the Shares once they are acquired. The Company will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of an ISO; however, if the optionee does not comply with the holding periods, he/she will realize ordinary income in the year of sale equal to the difference between the exercise price and the value of the underlying Shares on the date of exercise (or the sale price if lower where the sale is to an unrelated party). Where the sale price is lower than the fair market value of the Shares on the date of exercise and the sale is to an unrelated party, and the exercise and sale occur within the same taxable year, the amount included in alternative minimum taxable income will be the amount of the sale price. In such a case, the Company would be entitled to a deduction in an amount equal to the ordinary income realized by the optionee.

     NQSOs. Employees and non-employee directors will realize no income upon the grant of a NQSO. Generally, however, the holder of a NQSO will realize taxable ordinary income at the time of the exercise of his/her option in an amount equal to the excess of the fair market value of the Shares acquired at the time of exercise over the exercise price of the option, and the Company will be entitled to a deduction for the amount included in the optionee's income. Upon the sale of the Shares acquired upon exercise, the optionee would realize capital gain or capital loss. Whether such capital gain or capital loss is long-term or short-term will depend upon the period of time the optionee holds the Shares once they are acquired.

     The Board of Directors unanimously recommends that you vote FOR approval of the proposed amendment to the Plan. The affirmative vote of holders of a majority of Shares present (in person or by proxy) and voted at the 2002 Annual Meeting is needed to approve the proposed amendment to the Plan. Consequently, withholding votes, abstentions and broker non-votes will have no effect on the outcome of this vote.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information, as of June 30, 2002, with respect to all compensation arrangements maintained by the Company under which Shares may be issued:

----------------------------------- ------------------------ ---------------------------- ----------------------------
Plan Category                        Number of securities     Weighted-average exercise      Number of securities
                                       to be issued upon        price of outstanding        remaining available for
                                          exercise of           options, warrants and        future issuance under
                                     outstanding options,              rights              equity compensation plans
                                      warrants and rights                                    (excluding securities
                                                                                           reflected in column (a))
----------------------------------- ------------------------ ---------------------------- ----------------------------
                                              (a)                        (b)                          (c)
----------------------------------- ------------------------ ---------------------------- ----------------------------

Equity compensation plans
approved by security holders                576,957                     $1.24                       430,000
----------------------------------- ------------------------ ---------------------------- ----------------------------
Equity compensation plans not
approved by security holders                   0                          0                            0
----------------------------------- ------------------------ ---------------------------- ----------------------------
              Total
----------------------------------- ------------------------ ---------------------------- ----------------------------

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has reviewed and discussed with management the annual audited financial statements of the Company and its subsidiaries.

     The Audit Committee has discussed with Stonefield Josephson, Inc., the independent auditors for the Company for the fiscal year ended June 30, 2002, the matters required to be discussed by Statement on Auditing Standards 61. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors' independence.

     Based on the foregoing review and discussions, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002 for filing with the Securities and Exchange Commission.

     Each member of the Audit Committee, other than Stuart Hettleman, is independent, as independence is defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers (NASD). Mr. Hettleman is the President and Chief Executive Officer of the Company, and as such would not be considered "independent" under such NASD Rule.

     The Board of Directors of the Company has not adopted a written charter for the Audit Committee.

                                                  THE AUDIT COMMITTEE
                                                  Michael Barsa
                                                  Brian K. Coventry
                                                  Stuart Hettleman

                             INDEPENDENT ACCOUNTANTS

Company's Relationship with Independent Accountants

     The independent public accounting firm of Arthur Andersen LLP ("Arthur Andersen") was initially engaged as the Company's auditors for the fiscal year ended June 30, 2002. On April 18, 2002, the Company determined, for itself and on behalf of its subsidiaries, to dismiss Arthur Andersen and to engage the services of Stonefield Josephson, Inc. ("Stonefield Josephson") as its new independent auditors. The change in auditors became effective immediately. This determination followed the Company's decision to seek proposals from independent accountants to audit the financial statements of the Company, and was approved by the Company's Board of Directors upon the recommendation of its Audit Committee. Stonefield Josephson was engaged to review the financial statements of the Company beginning with the fiscal quarter ended March 31, 2002. Representatives of Stonefield Josephson and Arthur Andersen are not expected to attend the meeting.

     During the two most recent fiscal years of the Company ended June 30, 2001, and the subsequent interim period through April 18, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Company ended June 30, 2001 or within the interim period through April 18, 2002.

     The audit reports of Arthur Andersen on the consolidated financial statements of the Company as of and for the fiscal years ended June 30, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. A letter from Arthur Andersen was attached as Exhibit 16.1 to the Form 8-K filing.

     During the two most recent fiscal years of the Company ended June 30, 2001, and the subsequent interim period through April 18, 2002, neither the Company nor any of its subsidiaries consulted with Stonefield Josephson regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Auditing Fees

     The aggregate fees and disbursements billed by Arthur Andersen to the Company for the review of the Company's two Forms 10-Q for the quarters ended September 30, 2001 and December 31, 2001 totaled $8,000. The aggregate fees and disbursements billed as of the Record Date by Stonefield Josephson to the Company for the annual audit of the Company's financial statements and for the review of the Company's Form 10-Q for the quarter ended March 31, 2002 totaled $36,849.

Financial Information Systems Design and Implementation Fees

     During fiscal year ended June 30, 2002, neither Stonefield Josephson nor Arthur Andersen provided to the Company any services with respect to financial information systems design and implementation.

All Other Fees

     The aggregate fees and disbursements billed by Arthur Andersen to the Company for all other non-audit services for fiscal year ended June 30, 2002 totaled $45,500. The aggregate fees and disbursements billed by Stonefield Josephson to the Company for all other non-audit services for fiscal year ended June 30, 2002 totaled $958. These non-audit services consisted primarily of tax-related services. The Audit Committee has considered whether the provision of these services are compatible with maintaining the independence of Arthur Andersen and Stonefield Josephson, respectively.


                                  OTHER MATTERS

     The Board of Directors is not aware of any other matter which may be presented for action at the 2002 Annual Meeting of Shareholders, but should any other matter requiring a vote of the shareholders arise at the 2002 Annual Meeting, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies, discretionary authority to do so being included in the proxy.

     The cost of soliciting proxies will be borne by the Company. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the Shares held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses. Officers and directors may also solicit proxies.

     The five nominees for election as directors who receive a plurality of the votes cast at the Annual Meeting for the election of directors will be elected. In respect of any other matter, the affirmative vote of the holders of a majority of the shares present at the meeting, in person or by proxy, and entitled to vote in respect of that matter is necessary to approve the matter.

     As a matter of policy, the Company will accord confidentiality to the votes of individual shareholders, whether submitted by proxy or ballot, except in limited circumstances, including any contested election, or as may be necessary to meet legal requirements. The Company will retain an independent tabulator to receive and tabulate the proxies and ballots and independent inspectors of election to certify the results. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     Any shareholder desiring to present a proposal at the 2003 Annual Meeting of Shareholders and wishing to have that proposal included in the proxy statement for that meeting must submit the same in writing to the Secretary of the Company at 112 East 25th Street, Baltimore, Maryland 21218, in time to be received by June 28, 2003. The persons designated by the Company to vote proxies given by shareholders in connection with the Company's 2003 Annual Meeting of Shareholders will not exercise any discretionary voting authority granted in such proxies on any matter not disclosed in the Company's 2003 proxy statement with respect to which the Company has received written notice no later than September 9, 2003 that a shareholder (i) intends to present such matter at the 2003 Annual Meeting, and (ii) intends to and does distribute a proxy statement and proxy card to holders of such percentage of the Shares required to approve the matter. If a shareholder fails to provide evidence that the necessary steps have been taken to complete a proxy solicitation on such matter, the Company may exercise its discretionary voting authority if it discloses in its 2003 proxy statement the nature of the proposal and how it intends to exercise its discretionary voting authority.

     Shareholders who do not plan to attend the Annual Meeting are urged to complete, date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. Prompt response is helpful and your cooperation will be appreciated.

                                            By Order of the Board of Directors,

                                            PHILIP J. DUBATO
                                            Secretary

Baltimore, Maryland
October 25, 2002




     THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2002, TO EACH SHAREHOLDER WHO FORWARDS A WRITTEN REQUEST TO THE SECRETARY, TARGET LOGISTICS, INC., 112 EAST 25TH STREET, BALTIMORE, MARYLAND 21218.

                                     PROXY

                             TARGET LOGISTICS, INC.
                              112 East 25th Street
                           Baltimore, Maryland 21218

     This Proxy is Solicited on Behalf of the Board of Directors of Target Logistics, Inc. The undersigned hereby appoints Stuart Hettleman and Philip J. Dubato, and each of them, as proxies, each with the power of substitution, to vote as designated below all of the shares the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the offices of Neuberger, Quinn, Gielen, Rubin & Gibber, P.A., One South Street, 27th Floor, Baltimore, Maryland, on December 5, 2002 at 11:00 a.m., prevailing local time, and any adjournments thereof.


1.   ELECTION OF  DIRECTORS:  FOR all  nominees  listed  below           [  ]
     (except as set forth to the contrary below)

     WITHHOLD AUTHORITY to vote for all nominees listed below            [  ]

          Michael  Barsa,   Christopher  A.   Coppersmith,   Brian  K.
          Coventry, Philip J. Dubato, Stuart Hettleman

The terms of all Directors expire at the next annual meeting at which their successors are elected and qualify.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

-------------------------------------------------------------

2. PROPOSAL TO AMEND THE COMPANY'S 1996 STOCK OPTION PLAN to increase the number of shares available for the grant of options thereunder.

            [] For               [] Against             []Abstain


3. In their discretion, the proxies are authorized to vote upon any other business which properly comes before the meeting and any adjournments thereof.

                          [REVERSE SIDE OF PROXY CARD]

This proxy, when properly executed, will be voted in the manner directed hereby by the undersigned shareholders. If no direction is made, this proxy will be voted in favor of all nominees.

Please sign exactly as your name appears on your proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                        PLEASE MARK, SIGN, DATE AND MAIL THE
                                        CARD IN THE ENCLOSED ENVELOPE.


DATED: __________________________, 2002

Signature______________________________________

DATED: __________________________, 2002

Signature______________________________________

                                     APPENDIX TO PROXY STATEMENT FILED VIA EDGAR

                             TARGET LOGISTICS, INC.
                             1996 STOCK OPTION PLAN

     1.   PURPOSE.

     The purpose of the 1996 Stock Option Plan of Target Logistics, Inc. (the "Plan") is to promote the financial interests of Target Logistics, Inc. (the "Company"), including its growth and performance, by encouraging directors, officers and employees of the Company and its subsidiaries to acquire an ownership position in the Company, enhancing the ability of the Company and its subsidiaries to attract and retain employees of outstanding ability, and providing employees with a way to acquire or increase their proprietary interest in the Company's success.

     2.   SHARES SUBJECT TO THE PLAN.

     Subject to adjustment as provided in Section 13 hereof, up to 1,500,000 of shares of common stock, par value $.01 per share, of the Company (the "Shares") shall be available for the grant of options under the Plan. The Shares issued under the Plan may be authorized and unissued Shares or treasury Shares, as the Company may from time to time determine. The Company shall reserve and keep available such number of Shares as will satisfy the requirements of all outstanding options granted under the Plan. Shares subject to an option that expires unexercised, that is forfeited, terminated or canceled, in whole or in part, or is paid in cash in lieu of Shares, shall thereafter again be available for grant under the Plan, provided that if such option was granted to an officer or director subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act") who received benefits of ownership of such Shares for purposes of Section 16(b) of the Exchange Act, such Shares shall not thereafter be available for grant under the Plan to officers or directors except in accordance with the provisions of Section 16(b) of the Exchange Act.

     3.   ADMINISTRATION.

     The Plan shall be administered by the Stock Option Committee (the "Committee") of the Board of Directors of the Company. A majority of the Committee shall constitute a quorum, and the acts of a majority shall be the acts of the Committee.

     Subject to the provisions of the Plan, the Committee shall (i) from time to time select directors, officers and employees of the Company and its subsidiaries who will participate in the Plan (the "Participants"), determine the type of options to be granted to Participants, determine the Shares subject to option, and (ii) have the authority to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, determine the terms and provisions of any agreements entered into hereunder, and make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any option in the manner and to the extent it shall deem desirable to carry it into effect. The determinations of the Committee in the administration of the Plan, as described herein, shall be final and conclusive.

     4.   ELIGIBILITY.

     All directors, officers and employees of the Company and its subsidiaries, as determined by the Committee, are eligible to be Participants in the Plan, provided, however, that the President and Executive Vice President of the Company are eligible to participate in the Plan only to the extent set forth in
Section 6 hereof.

     5.   OPTIONS; EXERCISE PRICE.

     Options under the Plan may consist of either incentive stock options within the meaning of Section 422 of the Internal Revenue Code or non-qualified stock options.

     The Committee shall establish the option price at the time each stock option is granted; provided, however, that with respect to incentive stock options, the option exercise price shall not be less than 100% of the fair market value of the Shares on the date of grant, and, if the optionee, at the time the option is granted, owns Shares possessing more than 10% of the total voting power of stock of the Company, the option exercise price shall be 110% of the fair market value of the Shares on the date of grant.

     6.   SENIOR EXECUTIVE GRANTS.

     The President and Executive Vice President of the Company are eligible to participate in the Plan only to the extent of the automatic grants as hereinafter provided. Each such officer has been granted an option ("Senior Executive Option") on June 3, 1996 (the "Effective Grant Date") to purchase 75,000 Shares. The exercise price of the Senior Executive Options is $6.00 per Share. The Senior Executive Option will vest over a period of two years, enabling each such officer to purchase: (i) 20,834 Shares at any time after the 90th day following the effectiveness of the Company's Registration Statement filed with the United States Securities and Exchange Commission, registration number 333-03613 (the "IPO Registration Statement") and an additional 16,666 Shares at any time after January 1, 1997 (collectively, the "First Tranche"), each such portion of the First Tranche being exercisable through the tenth anniversary of the effectiveness of the IPO Registration Statement; (ii) 18,750 Shares (the "Second Tranche") at any time after January 1, 1998 through the tenth anniversary of the effectiveness of the IPO Registration Statement, if the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA") for its fiscal year ending June 30, 1997 exceeds $500,000, provided, however, that if the Company's EBITDA for its fiscal year ended June 30, 1997 does not exceed $500,000 but its EBITDA for its fiscal year ended June 30, 1998 exceeds $750,000, the Second Tranche shall be exercisable commencing on the date the Company's EBITDA for its fiscal year ended June 30, 1998 has been determined; and (iii) 18,750 Shares at any time after January 1, 1999 through the tenth anniversary of the effectiveness of the IPO Registration Statement, if the Company's EBITDA for its fiscal year ending June 30, 1998 exceeds $750,000. In the event the employment of either such officer is terminated in a manner which would entitle such officer to Severance Compensation as defined in and under the terms of such officer's employment agreement with the Company or due to the death or permanent disability of such officer (as defined in such employment agreement), the Senior Executive Option granted to such officer shall become immediately exercisable in full. In the event the employment of either such officer is voluntarily terminated by such officer, the Senior Executive Option granted to such officer shall remain exercisable to the extent it has vested. In the event the employment of either such officer is terminated in any other manner, the Senior Executive Option granted to such officer shall immediately terminate to the extent it has not then been exercised. Shares acquired upon the exercise of all or part of a Senior Executive Option may not be sold or otherwise disposed of by the optionee for a period of six months from and after the date the Senior Executive Option with respect to such Shares was exercised, except in the event of death of the optionee, in which event all vested Senior Executive Options will be exercisable and may be sold at any time after the date of death. The provisions of this Section 6 may not be amended or modified more than once every six months except as may be required to comply with the provisions of the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended.

     7.   EXERCISE OF OPTIONS.

     Except as herein provided, options shall be exercisable for such period as specified by the Committee. In no event may options be exercisable until at least six months following the date of grant. In no event may options be exercisable more than 10 years after their date of grant or, in the case of an incentive stock option granted to an optionee who, at the time the option is granted, owns stock possessing more than 10% of the total voting power of stock of the Company, more than five years after the date of grant. The option price of each Share as to which a stock option is exercised shall be paid in full at the time of such exercise. Such payment shall be made in cash, by tender of Shares owned by the Participant valued at fair market value as of the date of exercise and in such other consideration as the Committee deems appropriate, or by a combination of cash, Shares and such other consideration. To exercise the option, the optionee or his successor shall give written notice to the Company's

Chief Financial Officer at the Company's principal office, setting forth the number of Shares being purchased and the date of exercise of the option, which date shall be at least five days after the giving of such notice unless otherwise agreed to by the Committee and the optionee. Such notice shall be accompanied by full payment of the option exercise price for Shares being purchased and a written statement that the Shares are purchased for investment and not with a view toward distribution. However, this statement shall not be required in the event the Shares subject to the option are registered with the Securities and Exchange Commission. If the option is exercised by the successor of the optionee, following his death, proof shall be submitted, satisfactory to the Committee, of the right of the successor to exercise the option. Shares issued pursuant to this Plan which have not been registered with the Securities and Exchange Commission shall be appropriately legended. No Shares shall be issued pursuant to the Plan until full payment for such Shares has been made. The optionee shall have no rights as a shareholder with respect to optioned Shares until the date of exercise of the option with respect to such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to such date of exercise, except as otherwise provided herein. The Company shall not be required to transfer or deliver any certificates for Shares purchased upon any exercise of any option until after compliance with all then applicable requirements of law. Any fraction of a Share required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash to the Participant.

     8.   OPTION AGREEMENTS.

     The granting of an option (except Senior Executive Options as described in Section 6 hereof) shall take place only when a written Option Agreement substantially in the form of Exhibit A hereto is executed by the Company and the optionee and delivered to the optionee. All options under this Plan (except Senior Executive Options) shall be evidenced by such written Option Agreement between the Company and the optionee. Such Option Agreement shall contain such further terms and conditions, not inconsistent with the foregoing, related to the grant or the time or times of exercise of options as the Committee shall prescribe.

     9.   WITHHOLDING.

     The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to require prior to the issuance or delivery of any Shares or the payment of cash under the Plan, any taxes required by law to be withheld therefrom. The Committee, in its sole discretion, may permit a Participant to elect to satisfy such withholding obligation by having the Company retain the number of Shares the fair market value of which equals the amount required to be withheld.

     10.  NONTRANSFERABILITY.

     No option shall be assignable or transferable, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant, except by will or the laws of descent and distribution.

     11.  NO RIGHT TO EMPLOYMENT.

     No person shall have any claim or right to be granted an option, and the grant of an option shall not be construed as giving a Participant the right to be retained in the employ or as a director of the Company or its subsidiaries. Further, the Company and its subsidiaries expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into hereunder.

     12.  TERMINATION OF RIGHTS; DEATH.

     All unexercised or unexpired options granted or awarded under this Plan will terminate, be forfeited and will lapse immediately if such Participant's employment or relationship with the Company and its subsidiaries is terminated for any reason, unless the Committee permits the exercise of such options for a period not to exceed 90 days after the date of such termination. If a Participant's employment or relationship with the Company is terminated by reason of his death, such Participant's personal representatives, estate or heirs (as the case may be) may exercise, subject to any restrictions imposed by the Committee at the time of the grant, any option which was exercisable by the Participant as of the date of his death for a period of 180 days after the date of the Participant's death.

     13.  REGISTRATION.

     If the Company shall be advised by its counsel that any Shares deliverable upon any exercise of an option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for the issuance of such Shares, the Company may effect registration or obtain such consent, and delivery of Shares by the Company may be deferred until registration is effected or such consent is obtained.

     14.  ADJUSTMENT OF AND CHANGES IN SHARES.

     In the event of any change in the outstanding Shares by reason of any Share dividend or split, recapitalization, merger, consolidation, spinoff, combination or exchange of Shares or other corporate change, or any distributions to shareholders other than regular cash dividends, the Committee may make such substitution or adjustment, if any, as it deems to be equitable, as to the exercise price, number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan and to outstanding options.

     15.  AMENDMENT.

     The Board of Directors may amend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval if such approval is necessary in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act.

     16.  COMPLIANCE WITH EXCHANGE ACT.

     With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     17.  EFFECTIVE DATE.

     The Plan has been adopted by the Board of Directors of the Company and, upon approval of the Shareholders of the Company, shall be effective as of June 3, 1996. Unless extended or earlier terminated by the Board of Directors, the Plan shall continue in effect until, and shall terminate on, the tenth anniversary of the effective date of the Plan. Unless so extended, no additional options may be granted on or after the tenth anniversary of the effective date of the Plan.

                                                                       EXHIBIT A

                             TARGET LOGISTICS, INC.
                             1996 STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT is made this ________________, 200__, by and between TARGET LOGISTICS, INC., a Delaware corporation (the "Company"), and _____________________________ (the "Optionee).

     WHEREAS, the Board of Directors of the Company considers it desirable and in the Company's interest that the Optionee be given an opportunity to purchase its shares of common stock, par value $.01 per share (the "Shares"), pursuant to the terms and conditions of the Company's 1996 Stock Option Plan (the "Plan") to provide an incentive for the Optionee and to promote the interests of the Company.

     NOW, THEREFORE, it is agreed as follows:

     1. Incorporation of the Terms of the Plan. This Stock Option Agreement is subject to all of the terms and conditions of the Plan, and the terms of the Plan are hereby incorporated herein by reference and made a part hereof.

     2. Grant of Option. The Company hereby grants to Optionee an option to purchase from the Company ________ Shares ("Option Shares") at the exercise price per Share set forth below. Subject to earlier expiration or termination of the option granted hereunder, this option shall expire on the 10th anniversary of the date hereof.

     3. Period of Exercise of Option. The Optionee shall be entitled to exercise the option granted hereunder to purchase Option Shares as follows:

        Exercise Date         No. of Shares          Exercise Price Per Share
        -------------         -------------          ------------------------


in each case, together with the number of Option Shares which Optionee was theretofore entitled to purchase.

     4. Additional Exercise Periods. In the event of the death of the Optionee, or if the Optionee's employment or relationship with the Company or its subsidiaries is terminated for any reason, the option granted hereunder may be exercised as set forth in the Plan.

     5. Method of Exercise. In order to exercise the options granted hereunder, Optionee must give written notice to the Chief Financial Officer of the Company at the Company's principal place of business, substantially in the form of Exhibit A hereto, accompanied by full payment of the exercise price for the Option Shares being purchased, in accordance with the terms and provisions of the Plan.

     6. Manner of Payment. An Optionee may pay the option price for Shares purchased upon exercise of the option as set forth in the Plan.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal, intending this to be a sealed instrument, as of the date first above written.

ATTEST:                                     TARGET LOGISTICS, INC.



_______________________                     By:___________________________(SEAL)



WITNESS:                                    OPTIONEE:



_______________________                     ______________________________(SEAL)